PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

(the “Fund”)
A series of Advisors Series Trust (the “Trust”)

Supplement dated December 5, 2023 to the
Summary Prospectus dated June 28, 2023

Effective January 1, 2024, Evan Fox will begin serving as a co-portfolio manager of the Pzena Mid Cap Value Fund. Also effective January 1, 2024, Richard Pzena will no longer be a portfolio manager of the Fund.

Accordingly, the “Portfolio Managers” information disclosed in the “Management” section of the Fund’s Summary Prospectus is amended and restated as follows:

Portfolio Managers. Mr. John Flynn (Principal and Portfolio Manager), Mr. Benjamin Silver (Principal and Portfolio Manager), and Mr. Evan Fox (Principal and Portfolio Manager) are the portfolio managers primarily responsible for the day-to-day management of the Mid Cap Fund’s portfolio. Mr. Flynn has managed the Fund since August 2015, Mr. Silver has managed the Fund since July 2017 and Mr. Fox has managed the Fund since January 2024.

Please retain this supplement with your Summary Prospectus